SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported):  December 26, 2001


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of June 1, 2001 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2001-10A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  333-35026-18               74-2440858
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                          200 Vesey Street, 20th floor
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2001-10A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of June 1, 2001 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as Trustee. On December 26, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 26, 2001 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   THE CHASE MANHATTAN BANK, not in its
                   individual capacity but solely as Securities Adaministrator under the Agreement referred to herein


Date:  January 2, 2002         By:   /s/ Karen Schluter
                                     Assistant Vice Presdent

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INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 26, 2001

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


     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-10A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     December 26, 2001
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                     Ending
                Face       Principal                                                          Realized   Deferred       Principal
Class          Value       Balance          Principal      Interest              Total         Losses     Interest        Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1      210,508,000.00    192,547,375.15    5,298,992.34   1,002,850.91   6,301,843.25      0.00      0.00      187,248,382.81
IA2          336,559.00        335,816.08        1,382.76           0.00       1,382.76      0.00      0.00          334,433.32
IIA1      73,337,000.00     64,942,944.08    4,048,878.78     365,304.06   4,414,182.84      0.00      0.00       60,894,065.30
IIA2         335,372.00        327,190.31       11,451.75           0.00      11,451.75      0.00      0.00          315,738.56
B1         7,526,000.00      7,507,657.38        3,742.47      40,025.82      43,768.29      0.00      0.00        7,503,914.91
B2         3,762,000.00      3,752,831.12        1,870.74      20,007.59      21,878.33      0.00      0.00        3,750,960.38
B3         2,257,000.00      2,251,499.16        1,122.34      12,003.49      13,125.83      0.00      0.00        2,250,376.82
B4           902,000.00        899,801.61          448.54       4,797.14       5,245.68      0.00      0.00          899,353.07
B5         1,052,000.00      1,049,436.09          523.13       5,594.89       6,118.02      0.00      0.00        1,048,912.96
B6         1,062,605.00      1,060,015.61          527.89       5,651.30       6,179.19      0.00      0.00        1,059,487.72
R                100.00              0.00            0.00           0.00           0.00      0.00      0.00                0.00
TOTALS   301,078,636.00    274,674,566.59    9,368,940.74   1,456,235.20  10,825,175.94      0.00      0.00      265,305,625.85

IA3       38,055,358.00              0.00            0.00     180,619.16     180,619.16      0.00      0.00                0.00
IIA3       7,594,054.00              0.00            0.00      40,196.93      40,196.93      0.00      0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                        Current
                         Beginning                                                   Ending              Class        Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                           Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA1        86358RDE4  914.67960909   25.17240361        4.76395629   29.93635990    889.50720547          IA1          6.250000 %
IA2        86358RDF1  997.79260100    4.10852183        0.00000000    4.10852183    993.68407917          IA2          0.000000 %
IIA1       86358RDH7  885.54132402   55.20922290        4.98116994   60.19039284    830.33210112          IIA1         6.750000 %
IIA2       86358RDJ3  975.60413511   34.14641055        0.00000000   34.14641055    941.45772456          IIA2         0.000000 %
B1         86358RDL8  997.56276641    0.49727212        5.31833909    5.81561121    997.06549429          B1           6.397600 %
B2         86358RDM6  997.56276449    0.49727273        5.31833865    5.81561138    997.06549176          B2           6.397600 %
B3         86358RDN4  997.56276473    0.49727071        5.31833850    5.81560922    997.06549402          B3           6.397600 %
B4         N/A        997.56276053    0.49727273        5.31833703    5.81560976    997.06548780          B4           6.397600 %
B5         N/A        997.56282319    0.49727186        5.31833650    5.81560837    997.06555133          B5           6.397600 %
B6         N/A        997.56316788    0.49678855        5.31834501    5.81513356    997.06637932          B6           6.397600 %
R          86358RDP9    0.00000000    0.00000000        0.00000000    0.00000000      0.00000000          R            6.250000 %
TOTALS                912.30175026   31.11791944        4.83672711   35.95464655    881.18383082

IA3        86358RDG9     .00000000    0.00000000        4.74622154    4.74622154      0.00000000          IA3          6.250000 %
IIA3       86358RDK0     .00000000    0.00000000        5.29321098    5.29321098      0.00000000          IIA3         6.820000 %
----------------------------------------------------------------------------------------------------   ----------------------------

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     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-10A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     December 26, 2001



Beginning Class IA3 Balance                              34,678,878.01
Approximate Class IA3 Ending Balance                     34,019,187.40
IA3 Factor                                                0.8939394920

Beginning Class IIA3 Balance                              7,072,774.09
Approximate Class IIA3 Ending Balance                     6,815,342.78
IIA3 Factor                                               0.8974577721

Total Scheduled Principal Amounts                           136,810.90
Group 1 Scheduled Principal Amounts                          99,510.44
Group 2 Scheduled Principal Amounts                          37,300.46

Total Unscheduled Principal Amounts                       9,232,130.24
Group 1 Unscheduled Principal Amounts                     5,206,809.47
Group 2 Unscheduled Principal Amounts                     4,025,320.77

Total Net Liquidation Proceeds                                  0.00
Group 1 Net Liquidation Proceeds                                0.00
Group 2 Net Liquidation Proceeds                                0.00

Total Insurance Proceeds                                        0.00
Group 1 Insurance Proceeds                                      0.00
Group 2 Insurance Proceeds                                      0.00
Aggregate  Advances                                             0.00
Group 1  Aggregate  Advances                                    0.00
Group 2 Aggregate  Advances                                     0.00

Ending Principal Balance                              265,305,625.85
Group 1 Ending Principal Balance                      199,820,790.71
Group 2 Ending Principal Balance                       65,484,835.14

Ending Non-Ap Pool Principal Balance                  264,655,453.38
Group 1 Ending Non-Ap Pool Principal Balance          199,486,356.90
Group 2 Ending Non-Ap Pool Principal Balance           65,169,096.48

Current Period Realized Losses                                  0.00
Group 1 Current Period Realized Losses                          0.00
Group 2 Current Period Realized Losses                          0.00

Fraud Loss Limit                                        6,051,032.00
Bankruptcy Loss Loss Limit                                150,034.00
Special Hazard Loss Loss Limit                          6,769,191.00

Bankruptcy Losses                                               0.00
Group 1 Bankruptcy Losses                                       0.00
Group 2 Bankruptcy Losses                                       0.00

Fraud Losses                                                    0.00
Group 1 Fraud Losses                                            0.00
Group 2 Fraud Losses                                            0.00

Special Hazard Losses                                           0.00
Group 1 Special Hazard Losses                                   0.00
Group 2 Special Hazard Losses                                   0.00

Servicing Fees                                                 64,102.24
Master Servicing Fee (including Retained Interest)              3,062.48
Trustee Fees                                                    1,373.37
Class 2A1 Insurance Premium                                     3,788.34

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     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-10A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     December 26, 2001

Sec. 4.03(ix)

        Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                 Group 1
                -------------
                Category                Number       Principal Balance               Percentage
                1 Month                    6            2,605,628.56                  1.30 %
                2 Month                    0                    0.00                  0.00 %
                3 Month                    1            1,162,122.54                  0.58 %
                Total                      7            3,767,751.10                  1.88 %

                 Group 2
                -------------
                Category                Number       Principal Balance               Percentage
                1 Month                    3            1,935,061.75                  2.95 %
                2 Month                    1              397,283.82                  0.61 %
                3 Month                    0                    0.00                  0.00 %
                 Total                     4            2,332,345.57                  3.56 %

                 Group Totals
                -------------
                Category                Number       Principal Balance               Percentage
                1 Month                    9            4,540,690.31                  1.71 %
                2 Month                    1              397,283.82                  0.15 %
                3 Month                    1            1,162,122.54                  0.44 %
                 Total                    11            6,100,096.67                  2.30 %



        Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                 Group 1
                 -----------
                 Number                 Principal Balance               Percentage
                     0                      0.00                 0.00 %

                 Group 2
                 -----------
                 Number                 Principal Balance               Percentage
                   0                      0.00                 0.00 %

                Group Totals
                 -----------
                 Number                 Principal Balance               Percentage
                   0                      0.00                 0.00 %

        Sec. 4.03(x)Number and Aggregate Principal Amounts of REO Loans

                 Group 1
                 -----------
                 Number                 Principal Balance               Percentage
                     0                      0.00                 0.00 %

                 Group 2
                 -----------
                 Number                 Principal Balance               Percentage
                   0                      0.00                 0.00 %

                Group Totals
                 -----------
                 Number                 Principal Balance               Percentage
                   0                      0.00                 0.00 %

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     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-10A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     December 26, 2001

Aggregate Outstanding Interest Shortfalls

Class ia1 shortfall                             0.00
Class ia2 shortfall                             0.00
Class ia3 shortfall                             0.00

Class iia1 shortfall                            0.00
Class iia2 shortfall                            0.00
Class iia3 shortfall                            0.00

Class b1 shortfall                              0.00
Class b2 shortfall                              0.00
Class b3 shortfall                              0.00
Class b4 shortfall                              0.00
Class b5 shortfall                              0.00
Class b6 shortfall                              0.00
Class r shortfall                               0.00

Sec. 4.03(viv)Aggregate Outstanding Prepayment Interest Shortfalls

Class ia1 shortfall                             0.00
Class ia2 shortfall                             0.00
Class ia3 shortfall                             0.00
Class iia1 shortfall                            0.00
Class iia2 shortfall                            0.00
Class iia3 shortfall                            0.00
Class b1 shortfall                              0.00
Class b2 shortfall                              0.00
Class b3 shortfall                              0.00
Class b4 shortfall                              0.00
Class b5 shortfall                              0.00
Class b6 shortfall                              0.00



If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                 Nadezhka  Thomas
                   JPMorgan Chase Bank  - Structured Finance Services
                           450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-8744
                         Email: Nadezhka.Thomas@chase.com
                     ---------------------------------------



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